                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                           THE PERIOD ENDED: 3-31-98

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 4/17/98                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  3/31/98

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                     ----------    -----------

Gross Profit                                                  0         27,437
                                                     ==========    ===========

         EXPENSES:
         --------

Officer Compensation                                      8,743        309,328
Salary Expenses other Employees                           9,688        388,137
Court-Ordered Stay Bonus                                               212,921
Employee Benefits & Pensions                                                 0
Payroll Taxes                                             1,824         73,213
Other Taxes                                                             87,574
Rent and Lease Expense                                   10,898         76,500
Interest Expense                                         69,541      4,297,397
Insurance                                                11,252        575,126
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone, alarms)                  4,194        167,999
Computer Service Bureau                                  20,000         20,000
Travel and Entertainment                                  2,057         16,800
Repairs and Maintenance                                   2,102        294,225
Advertising                                                                  0
Supplies, Office Expenses, etc.                          17,949        317,914
Other:  Specify Director & Trustee Fees                   6,566        135,767
Other:  Specify Misc. Fees                                               3,095
                                                     ----------    -----------
TOTAL EXPENSES:                                         164,814      6,975,996
                                                     ----------    -----------

NET OPERATING PROFIT/(LOSS)                            (164,814)    (6,948.559)
                                                     ==========    ===========

Add:  Non-Operating Income:
       Interest Income                                    5,445         33,805
       Gain/Loss on Sale of Real Estate                       0      7,892,714
       Other Income                                      24,419      1,910,529
                                                     ----------    -----------
TOTAL                                                    29,864      9,837,048
                                                     ----------    -----------
Less: Non-Operating Expenses:
       Professional Fees                                204,750      3,443,037
       Other                                              7,550        630,006
                                                     ----------    -----------

NET INCOME / (LOSS)                                    (347,250)    (1,184,554)
                                                     ==========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                            Month Ending: 3/31/98

ASSETS:                                       Current Month      Prior Month        At Filing
Cash:                                             987,405          1,022,802            89,252
Inventory:                                                                             791,999
Accounts Receivable: **                        34,475,837         34,526,154        35,930,804
Insider Receivables                             7,414,781          7,414,781         7,424,547
Land and Buildings:                            13,686,742         13,686,742        49,365,801
Furniture, Fixtures & Equip:                                                           418,000
Accumulated Depreciation                       (2,655,919)        (2,651,947)      (10,623,681)
Other: Prepaids & misc.                         1,054,834          1,055,140           807,689
Other: Utility deposits                            10,531             37,205
                                              -----------        -----------       -----------

TOTAL ASSETS:                                  54,974,211         55,090,877        84,204,411
                                              ===========        ===========       ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                                  87,316             87,316
Wages and Salaries:                                 8,879              7,594
Taxes Payable:                                     89,172             85,128
Other: Prof. fees, interest, etc.               2,965,198          2,677,363             1,390
                                              -----------        -----------       -----------
TOTAL Postpetition Liab.:                       3,150,565          2,857,401             1,390
                                              ===========        ===========       ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order                 4,488,035          4,488,035        29,002,401
All Other Secured Liab.                         2,718,151          2,768,268         7,371,875
                                              -----------        -----------       -----------
TOTAL Secured Liabilities:                      7,206,186          7,256,303        36,374,276
                                              ===========        ===========       ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                      885,638            885,638         1,132,770
Unsecured Liabilities                           6,458,204          6,458,204         6,849,397
Other: Accrued Liabilities                      4,547,951          4,560,414         5,449,917
                                              -----------        -----------       -----------
TOTAL Prepetition Liab.                        11,891,793         11,904,256        13,432,084
                                              ===========        ===========       ===========

Redeemable Preferred Stock                     48,265,040         48,265,040        48,265,040
                                              -----------        -----------       -----------
Equity:
Owners' Capital:                                1,692,451          1,692,451         1,692,451
Retained Earnings-Pre Pet.                    (16,047,270)       (16,047,270)      (15,560,830)
Retained Earnings-Post Pet.                    (1,184,554)          (837,304)                0
                                              -----------        -----------       -----------
TOTAL Equity:                                 (15,539,373)       (15,192,123)      (13,868,379)
                                              ===========        ===========       ===========
TOTAL LIABILITIES
AND EQUITY:                                    54,974,211         55,090,877        84,204,411
                                              ===========        ===========       ===========

______________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:  3/31/98
Debtor:  Fretter, Inc.                                        Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                               Beginning  Accrued/  Payments/   Ending
                                Balance   Withheld  Deposits   Balance
                               ---------  --------  ---------  -------
Income Taxes Withheld:
Federal:                               0     2,572      2,572        0
State:                               795       698        795      698
Local:

FICA Withheld:                         0     1,261      1,261        0

Employers FICA:                        0     1,261      1,261        0

Unemployment Tax:
Federal:                             259        38                 297
State:                             2,692       525               3,217

Sales, Use & Excise Taxes              0                             0

Property Taxes                    81,382     3,578              84,960

Workers' Compensation

Other:
                                  ------     -----      -----   ------

TOTALS                            82,936     9,933      5,889   89,172
                                  ======     =====      =====   ======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 3-1-98   To: 3-31-98

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.       B.T.
                                           Acct.         Acct.        Acct.      Acct. B.T.     Direct(1)
                                          -------       -------       -----      ----------     ---------
A.  Beginning Balance:                   234,224.71     9,547.40     9,987.21          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
B.  Receipts. Attach
    Separate Schedule:                    60,661.95    11,751.95     6,355.02          0.00     50,117.16
                                         ----------    ---------    ---------    ----------    ----------
C.  Balance Available
    (A + B):                             294,886.66    21,299.35    16,342.23          0.00     50,117.16
                                         ----------    ---------    ---------    ----------    ----------

D.  Less Disbursements
    Attach separate
    schedule:                             99,171.18    11,751.95     5,888.64          0.00     50,117.16
                                         ----------    ---------    ---------    ----------    ----------

E.  Ending Balance
    (C-D)                                195,715.48     9,547.40    10,453.59          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT):

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
     ------------------            -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 3-1-98     To: 3-31-98
           -------------                -------------    -----------

Cash Activity Analysis (Cash Basis Only):

                                                 General             Tax
                                                 Savings            Savings
                                                  Acct.              Acct.
                                                ----------        ----------            ----------      ----------      ----------
A.  Beginning Balance:                          769,042.45              0.00                  0.00
                                                ----------        ----------            ----------      ----------      ----------

B.  Receipts. Attach Separate Schedule:           2,658.33              0.00
                                                ----------        ----------            ----------      ----------      ----------

C.  Balance Available (A+B):                    771,700.78              0.00                  0.00            0.00            0.00
                                                ----------        ----------            ----------      ----------      ----------

D.  Less Disbursements  Attach separate
      schedule:                                      12.00              0.00
                                                ----------        ----------            ----------      ----------      ----------

E.  Ending Balance (C-D):                       771,688.78              0.00                  0.00            0.00            0.00
                                                ----------        ----------            ----------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------



Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated:                       ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank March 1998 Cash Receipts (Account Number 4707-38120-0)

2.  Schedules of Michigan National Bank March 1998 Cash Disbursements,
Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period March 1, 1998 to March 31, 1998 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period March 1, 1998 to March 31, 1998 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account March 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account March 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period March 1, 1998 to March 31, 1998 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust March 1998 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account March 1998 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period March 1, 1998 through March 31, 1998 (Account Number 4707-38293-5)

11. Schedule of Michigan National Bank Tax Savings Account March 1998 Cash Receipts and Disbursements (Account Number 4707-38357-8)

12. Michigan National Bank Statement of Account for the Period March 1, 1998 to March 31, 1998 (Account Number 4707-38357-8)